UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2021 (December 1, 2021)

B. Riley FinanCIAl, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Boulevard, Suite 800

Los Angeles, California 90025

(310) 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 7.375% Series B Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYL	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 8.01 is incorporated herein by reference.

Item 8.01. Other Events.

On December 1, 2021, B. Riley Financial, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley Securities, Inc., as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $300,000,000 aggregate principal amount of 5.00% Senior Notes due 2026 (the “Firm Notes”). The Company also granted the Underwriters a 30-day option to purchase an additional $45,000,000 aggregate principal amount of notes. The Notes were offered pursuant to the Company’s shelf registration statement on Form S-3ASR (Registration No. 333-252513) filed on January 28, 2021 with the Securities and Exchange Commission (the “Commission”), which was automatically effective upon filing (the “Registration Statement”). On December 1, 2021, the Company priced the offering and on December 3, 2021, the offering of Firm Notes closed. The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On December 3, 2021, the Company entered into a seventh supplemental indenture (the “Seventh Supplemental Indenture”) with The Bank of New York Mellon Trust Company National Association, as trustee (the “Trustee”), further supplementing the indenture dated as of May 7, 2019 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of May 7, 2019 (the “First Supplemental Indenture”), the Second Supplemental Indenture dated as of September 23, 2019 (the “Second Supplemental Indenture”), the Third Supplemental Indenture dated as of February 12, 2020 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture dated as of January 25, 2021 (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture dated as of March 29, 2021 (the “Fifth Supplemental Indenture”) and the Sixth Supplemental Indenture, dated as of August 6, 2021 (the “Sixth Supplemental Indenture,” and, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture , the Fifth Supplemental Indenture and the Seventh Supplemental Indenture, the “Indenture”), among the Company and the Trustee. The Indenture establishes the form and, provides for the issuance, of the Notes.

The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other existing and future senior unsecured and unsubordinated indebtedness. The Notes are effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness and structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries, including trade payables. The Notes bear interest at the rate of 5.00% per annum. Interest on the Notes is payable quarterly in arrears on January 31, April 30, July 31 and October 31 of each year, commencing on January 31, 2022. The Notes will mature on December 31, 2026.

Prior to October 2, 2026, the Company may, at its option, redeem the Notes, for cash in whole or in part at any time, at a redemption price equal to the sum of (i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the date of redemption and (ii) a make-whole amount that is further described in the Seventh Supplemental Indenture.

On or after October 2, 2026 and prior to maturity, the Company may, at its option, redeem the Notes for cash in whole or in part at any time, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption.

The Indenture contains customary events of default and cure provisions. If an uncured default occurs and is continuing, the Trustee or the holders of at least 25% of the principal amount of the Notes may declare the entire amount of the Notes, together with accrued and unpaid interest, if any, to be immediately due and payable. In the case of an event of default involving the Company’s bankruptcy, insolvency or reorganization, the principal of, and accrued and unpaid interest on, the principal amount of the Notes, together with accrued and unpaid interest, if any, will automatically, and without any declaration or other action on the part of the Trustee or the holders of the Notes, become due and payable.

The foregoing description of the Seventh Supplemental Indenture, and the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Supplemental Indenture, and the form of Note which is attached as an exhibit to the Seventh Supplemental Indenture. A copy of the Seventh Supplemental Indenture is filed hereto as Exhibit 4.8 and is incorporated herein by reference.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of The NBD Group, Inc. relating to the validity of the Notes that may be sold in the offering (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

On December 1, 2021, the Company issued a press release announcing the pricing of the offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On December 3, 2021, the Company issued a press release announcing the closing of the offering. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 1, 2021, by and among the Company and B. Riley Securities, Inc., as representative of the several underwriters named therein.

4.1	Indenture, dated as of May 7, 2019, by and between the Company and The Bank of New York Mellon Trust Company National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 7, 2019).

4.2	First Supplemental Indenture, dated as of May 7, 2019, by and between the Company and The Bank of New York Mellon Trust Company National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 7, 2019).

4.3	Second Supplemental Indenture, dated as of September 23, 2019, by and between the Company and The Bank of New York Mellon Trust Company National Association, as Trustee (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on September 23, 2019).

4.4	Third Supplemental Indenture, dated as of February 12, 2020, by and between the Company and The Bank of New York Mellon Trust Company National Association, as Trustee (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on February 12, 2020).

4.5	Fourth Supplemental Indenture, dated as of January 25, 2021, by and between the Company and The Bank of New York Mellon Trust Company National Association, as Trustee (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on January 25, 2021).

4.6	Fifth Supplemental Indenture, dated as of March 29, 2021, by and between the Company and The Bank of New York Mellon Trust Company National Association, as Trustee (incorporated by reference to Exhibit 4.6 to the Company’s Current Report on Form 8-K filed on March 29, 2021).

4.7	Sixth Supplemental Indenture, dated as of August 6, 2021, by and between the Company and The Bank of New York Mellon Trust Company National Association, as Trustee (incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed on August 6, 2021).

4.8	Seventh Supplemental Indenture, dated as of December 3, 2021, by and between the Company and The Bank of New York Mellon Trust Company National Association, as Trustee.

4.9	Form of 5.00% Senior Note due 2026 (included in Exhibit 4.8).

5.1	Opinion of The NBD Group, Inc.

23.1	Consent of The NBD Group, Inc. to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Pricing Press Release, dated December 1, 2021.

99.2	Closing Press Release, dated December 3, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2021	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer

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